FIERA CAPITAL GLOBAL EQUITY FUND (THE “FUND”)

SUPPLEMENT DATED MAY 9, 2023 TO THE FUND’S

 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2022

Fiera Capital Inc., the investment adviser to the Fund (the “Fiera Capital”), has agreed to sell its investment advisory business relating to the Fund to New York Life Investment Management LLC. Subject to approval by the Fund’s shareholders, the Fund would reorganize into a newly-created series of a trust (the “Successor Fund”) that is registered under the Investment Company Act of 1940 and advised by New York Life Investment Management LLC (“New York Life Investment Management”), with substantially similar investment objectives, strategies and restrictions as the Fund (the “Reorganization”). Following the Reorganization, PineStone Asset Management Inc. (formerly StonePine Asset Management Inc.) would continue to provide day-to-day portfolio management services as a subadviser to the Successor Fund and, as a result, the current Fund portfolio management team would remain intact. However, Fiera Capital would no longer provide services to the Successor Fund. The Board of the Fiera Capital Series Trust has approved the initial filing of a preliminary Proxy Statement/Prospectus on Form N-14 concerning the Reorganization, including a form of agreement and plan of reorganization. A meeting of Fund shareholders is currently scheduled to be held in August 2023 to consider the Reorganization. There can be no assurance that the Reorganization will be approved and effected.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY NOR AN OFFER OF ANY SECURITIES. THE PRELIMINARY PROXY STATEMENT/PROSPECTUS ON FORM N-14 IS SUBJECT TO SEC REVIEW AND COMMENT, IS NOT COMPLETE, AND MAY BE CHANGED. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS ON FORM N-14 WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION.